UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2020

The Manitowoc Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	1-11978	39-0448110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Suite 1000 Milwaukee, WI		53224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (414) 760-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	MTW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 5, 2020, The Manitowoc Company, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”).  At the 2020 Annual Meeting, the Company’s shareholders voted on: (i) the election of nine directors; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (iii) an advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive Proxy Statement, dated March 26, 2020, for the 2020 Annual Meeting (the “2020 Proxy Statement”).

The nominees named below were elected as directors at the 2020 Annual Meeting to each serve a one-year term expiring at the Company’s Annual Meeting of Shareholders to be held in 2021, or until their respective successors are duly elected and qualified, by the indicated votes cast:

Name of Nominee	For	Withheld	Broker Non-Votes
Roy V. Armes	23,949,639	483,418	6,937,146
Anne E. Bélec	24,234,737	198,320	6,937,146
Robert G. Bohn	24,131,553	301,504	6,937,146
Donald M. Condon, Jr.	23,848,713	584,344	6,937,146
Anne M. Cooney	23,972,027	461,030	6,937,146
Kenneth W. Krueger	24,200,862	232,195	6,937,146
C. David Myers	24,197,100	235,957	6,937,146
Barry L. Pennypacker	24,222,523	210,534	6,937,146
John C. Pfeifer	23,941,401	491,656	6,937,146

The appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2020, was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Non-Votes
30,765,613	536,894	67,696	0

The advisory proposal seeking approval of the compensation of the Company’s named executive officers, as disclosed in the 2020 Proxy Statement, was approved by the indicated votes cast:

For	Against	Abstentions	Broker Non-Votes
17,837,939	6,515,030	80,088	6,937,146

Further information concerning the matters voted upon at the 2020 Annual Meeting is contained in the 2020 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 7, 2020	/s/ Thomas L. Doerr, Jr.
Thomas L. Doerr, Jr.
Senior Vice President, General Counsel and Secretary

3